NONCONTROLLING INTEREST	12 Months Ended
Dec. 31, 2016
Noncontrolling Interest [Abstract]
NONCONTROLLING INTEREST

NOTE P – NONCONTROLLING INTEREST

Due to its formation as a holding company, the Company recognized $2,580,000 of the Bank’s preferred stock as a noncontrolling interest in Stockholders’ Equity. On February 6, 2009, the Bank issued $4,000,000 of Senior Preferred Shares to the U.S. Department of Treasury (the “Treasury”), consisting of 4,000 shares, with a liquidation preference of $1,000 per share. In addition, on February 6, 2009, the Bank issued a warrant to the Treasury to purchase 86,957 common shares at an initial exercise price of $6.90 per share with an expiration date of February 6, 2019. Generally accepted accounting principles required management to allocate the net proceeds from the issuance of the preferred stock between the preferred stock and related warrant based upon a relative fair value method. The terms of the preferred shares required management to pay a non-cumulative dividend at the rate of 5 percent per annum for the first five years and 9 percent thereafter. The dividend rate changed from 5 percent to 9 percent on February 16, 2014. Management has determined that the 5 percent dividend rate is below market value, therefore, the fair value of the preferred shares would be less than the $4,000,000 in proceeds. Management determined that a reasonable market rate is 14 percent for the fair value of the preferred shares. Management used the Black-Scholes model for calculating the fair value of the warrant (and related common shares). The allocation between the preferred shares and warrant at February 6, 2009, the date of issuance, net of issuance costs of $20,000 was $3,554,000 and $426,000, respectively. The discount on the preferred of $426,000 was accreted through retained earnings over a 60 month period.

In November 2012, the U.S. Treasury sold the preferred stock to several investors in a Dutch auction process. The Bank had designated a third party bidder to act on its behalf pursuant to the rules of the Dutch auction. In December 2012, pursuant to its agreement with the third party bidder, the Bank in turn repurchased 35% of the preferred stock or $1.4 million at a price of 85.3% of par or $1,194,000 from one of the investors, the same price at which the bidder had purchased the preferred stock from the U.S. Treasury. The gain from the redemption below par totaling $206,000 increased surplus and reduced the amount reported as dividends to preferred shareholders for the year ended December 31, 2012. Following this redemption, the Bank’s preferred stock balance was $2,580,000, which is the par value $2,600,000, net of $20,000 issuance costs.

In June 2013, the U.S. Treasury sold the warrant to private investors in a Dutch auction process. Following the reorganization of the Bank into Company, the right to acquire up to 86,957 shares of Bank common stock at a price of $6.90 per share was converted to the right to purchase the same number of shares of Company common stock. The warrant book value, $426,000 is recognized as Company stockholders’ equity. The warrant expires February 6, 2019.

In December of 2016, the Bank redeemed all 2,600 shares of its outstanding preferred stock. The terms of redemption included principal at a par value of $1,000 per share plus accrued dividends based on a 9% annual dividend rate.